Exhibit 10.48

EVOFEM BIOSCIENCES, INC.

2012 Equity Incentive Plan

Notice of Option Grant

Evofem Biosciences, Inc. (the “Company”), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.001 par value, of the Company (the “Option”) subject to the terms set forth below and in the Stock Option Award Agreement and under and subject to the Evofem Biosciences, Inc. 2012 Equity Incentive Plan (the “Plan”).

Name of Optionee:

Number of Shares:

Type of Option:

Exercise Price:

Date of Grant:

Expiration Date:

Vesting Schedule:	Subject to the terms and conditions set forth in the Stock Option Award Agreement, the Option shall vest and become exercisable as follows:
Vesting Date Number to Become Vested Total Number Vested

Total:

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and the attached Stock Option Award Agreement, both of which are made a part of this Notice of Stock Option Grant.

EVOFEM BIOSCIENCES, INC.		OPTIONEE

By:		By:
Saundra Pelletier, Chief Executive Officer

Date:		Date: